SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2019

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	NSYS	NASDAQ Capital Market

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 10, 2019, Nortech Systems Incorporated (the “Company”) held its annual meeting of shareholders.  The items voted on at the meeting and the results of such voting are set forth below:

(1)                                  The shareholders elected five directors to serve as members of the Company’s Board of Directors for one-year terms and until their successors are elected and qualified.  The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld
Kathleen P. Iverson	1,803,407	28,911
David B. Kunin	1,800,634	31,684
Ryan P. McManus	1,800,774	31,544
Jay D. Miller	1,798,270	34,048
Steven J. Rosenstone	1,797,024	35,294

(2)                                 The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s proxy statement.  There were 1,728,888 votes cast for the proposal; 100,900 votes cast against the proposal; 2,530 votes abstained; and there were 515,400 broker non-votes.

(3)                                 The shareholders approved an amendment to the 2017 Stock Incentive Plan increasing the shares of Common Stock reserved for issuance from 350,000 to 400,000.  There were 1,722,487 votes cast for the proposal; 84,351 votes cast against the proposal; and 25,480 votes abstained; and there were 515,400 broker non-votes.

(4)                                 The shareholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  There were 2,334,775 votes cast for the proposal; 894 votes cast against the proposal; and 12,049 votes abstained; and there were no broker non-votes.

(5)                                 The shareholders approved, on an advisory basis, the frequency of holding future shareholder advisory votes on the compensation of the Company’s named executive officers.  There were 1,785,574 votes cast for an advisory vote every year; 5,938 votes cast for an advisory vote every two years; 26,134 votes cast for an advisory vote every three years; 14,672 votes abstained; and there were 515,400 broker non-votes.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2019

Nortech Systems Incorporated
(Registrant)

/s/ Constance Beck
Constance Beck, Chief Financial Officer